[MERRILL LYNCH LOGO]          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              Series 2002-HE1
--------------------------------------------------------------------------------

                                                                    Exhibit 99.1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $779,254,150 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2002-HE1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         OPTION ONE MORTGAGE CORPORATION
                         WELLS FARGO HOME MORTGAGE, INC.
                                    SERVICERS

                        WELLS FARGO BANK MINNESOTA, N.A.
                             SECURITIES ADMINISTRATOR

                                  HSBC BANK USA
                                     TRUSTEE

NOVEMBER 20, 2002



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              Series 2002-HE1
--------------------------------------------------------------------------------

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              Series 2002-HE1
--------------------------------------------------------------------------------

                                   TERM SHEET
                                NOVEMBER 20, 2002

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2002-HE1

                           $779,254,150 (APPROXIMATE)
                               SUBJECT TO REVISION

-----------------------------------------------------------------------------------------------------------------------------------
                                                        PAYMENT                            EXPECTED     STATED
                                          WAL (YRS)     WINDOW                              FINAL        FINAL    EXPECTED RATINGS
                 APPROX                    (CALL/       (CALL/      PAYMENT    INTEREST    MATURITY    MATURITY   (FITCH/MOODY'S /
 CLASS          SIZE ($)       COUPON     MATURITY)    MATURITY)     DELAY     ACCRUAL       (4)          (5)           S&P)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A-1     601,921,240   LIBOR + [ ]   2.56/2.80    1-86/1-191      0      Actual/360    1/2010       8/2032      AAA/Aaa/AAA
                              (1), (2)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A-2      95,100,060   LIBOR + [ ]   2.54/2.77    1-86/1-185      0      Actual/360    1/2010       7/2032      AAA/Aaa/AAA
                              (1), (2)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS M-1      33,284,725   LIBOR + [ ]   4.79/5.22   38-86/38-139     0      Actual/360    1/2010       5/2032      AA+/Aa2/AA+
                              (1), (3)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS M-2      27,410,950   LIBOR + [ ]   4.76/5.04   37-86/37-122     0      Actual/360    1/2010       3/2032       AA-/A2/AA-
                              (1), (3)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B        21,537,175   LIBOR + [ ]   4.31/4.31    37-86/37-95     0      Actual/360    1/2010      10/2031      BBB/Baa2/A-
                              (1), (3)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL         779,254,150
OFFERED:
-----------------------------------------------------------------------------------------------------------------------------------


----------

1)    Subject to the Available Funds Cap and the Maximum Rate Cap.

2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class A-1 and A-2 Certificates will increase to 2x their respective margins.

3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, and Class B Certificates will increase to 1.5x their respective margins.

4) The Certificates will be priced at 23% HEP for the fixed rate collateral and at 28% CPR for the adjustable rate collateral. Assumes 10% call.

5) Assumes 0% CPR, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.





--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              Series 2002-HE1
--------------------------------------------------------------------------------

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                       212-449-3659       ssoltas@exchange.ml.com
Vince Mora                         212-449-5320       vmora@exchange.ml.com
Terrance Mack                      212-449-3659       tmack@exchange.ml.com
Tracey Keegan                      212-449-3659       tkeegan@exchange.ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                        212-449-0752       mwhalen@exchange.ml.com
Paul Park                          212-449-6380       ppark@exchange.ml.com
Ted Bouloukos                      212-449-5029       touloukos@exchange.ml.com
Alan Chan                          212-449-8140       alanchan@exchange.ml.com
Saad Rasool                        212-449-9238       sasool@exchange.ml.com

ABS RESEARCH
Glenn Costello                     212-449-4457       gcostello@exchange.ml.com
Josh Anderson                      212-449-9622       janderson2@exchange.ml.com




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              Series 2002-HE1
--------------------------------------------------------------------------------

TITLE OF OFFERED         Merrill Lynch Mortgage Investors, Inc., Mortgage Loan
CERTIFICATES             Asset-Backed Certificates Series 2002-HE1,  consisting
                         of:
                         Class A-1 and Class A-2 Certificates
                            (collectively, the "Class A Certificates"),
                         Class M-1 and Class M-2 Certificates
                            (collectively, the "Class M Certificates"),
                         Class B Certificates

UNDERWRITERS             Merrill Lynch, Pierce, Fenner & Smith Incorporated,
                         Countrywide Securities Corporation and Bank of America
                         Securities LLC

DEPOSITOR                Merrill Lynch Mortgage Investors, Inc.

SELLER                   Merrill Lynch Mortgage Capital Inc.

SERVICERS                Option One Mortgage Corporation and Wells Fargo  Home
                         Mortgage, Inc.

TRUSTEE                  HSBC Bank USA

SECURITIES               Wells Fargo Bank Minnesota, N.A.
ADMINISTRATOR

PRIMARY MORTGAGE         Radian Guaranty, Inc.
INSURER

LOSS MITIGATION          The Murrayhill Company
ADVISOR

CUT-OFF DATE             November 1, 2002

PRICING DATE             On or about November [22], 2002

CLOSING DATE             On or about December [6], 2002

DISTRIBUTION DATES       Distribution of principal and interest on the
                         certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in December 2002.

ERISA CONSIDERATIONS     The offered certificates will be ERISA eligible as of
                         the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA
                         Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT         The offered certificates will not constitute
                         "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS               For federal income tax purposes, the Trust Fund will
                         include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit"
                         ("REMIC").




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              Series 2002-HE1
--------------------------------------------------------------------------------

OPTIONAL TERMINATION     The Securities Administrator has the option to
                         terminate the trust when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date. The termination will be effected by auctioning the remaining trust assets via a solicitation of bids from at least three bidders. Any such termination will occur only if the highest bid received is at least equal to the sum of
                         (i) the aggregate outstanding principal balance of the Class A Certificates, Class M Certificates and Class B
                         Certificates, plus accrued interest thereon and (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicers in the performance of their servicing obligations.

MORTGAGE LOANS           The mortgage pool will consist of fixed rate and
                         adjustable rate mortgage loans ("Mortgage Loans") that were purchased from and will be serviced by Option One
                         Mortgage Corporation (approximately 69%) and Wells
                         Fargo Home Mortgage, Inc. (approximately 31%) The mortgage pool will be divided into two groups referred to as Group A and Group B. Group A will consist of fixed rate and adjustable rate mortgage loans that had a principal balance at origination of no more than $300,700 if a single-unit property (or $451,050 if the property is located in Hawaii or Alaska), $384,900 if a two-unit property (or $577,350 if the property is located in Hawaii or Alaska), $465,200 if a three-unit property (or $697,800 if the property is located in Hawaii or Alaska), or $578,150 if a four-unit property
                         (or $867,225 if the property is located in Hawaii or Alaska) and second lien fixed rate mortgage loans that had a principal balance at origination of no more than $150,350 (or $225,525 if the property is located in Hawaii or Alaska). Group B will consist of fixed rate and adjustable rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group A.

TOTAL DEAL SIZE          Approximately $779,254,150

ADMINISTRATIVE FEES      The Servicers, Securities Administrator, Trustee and
                         Loss Mitigation Advisor will be paid fees aggregating approximately 52.25 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS      1.   Borrower Paid Mortgage Insurance
                         2.   Primary Mortgage Insurance
                         3.   Excess interest
                         4.   Over-Collateralization
                         5.   Subordination

BORROWER PAID            As of the cut-off date, approximately 36% of the
MORTGAGE INSURANCE       mortgage loans with loan to value ratio ("LTV") over
                         80% will be covered by loan level borrower paid mortgage insurance policies provided by Mortgage
                         Guaranty Insurance Corp, PMI Mortgage Insurance Corp and Amerin Guarantee. This coverage will generally reduce the LTV of the insured loans to 80%

PRIMARY MORTGAGE         As of the cut-off date, approximately 66% of the
INSURANCE                mortgage loans will be covered by a loan level primary
                         mortgage insurance policy provided by Radian Guaranty, Inc. This coverage will generally reduce the LTV of the insured loans to 60%. For loans also covered by borrower paid mortgage insurance, this coverage will reduce the LTV of the insured loans from 80% to 60%.

EXCESS INTEREST          Excess interest cashflow will be available as credit
                         enhancement.




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              Series 2002-HE1
--------------------------------------------------------------------------------

OVER-COLLATERALIZATION   The over-collateralization ("O/C") amount is equal to
                         the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Offered Certificates. On the Closing Date, the over-collateralization amount will equal approximately
                         0.50% of the aggregate principal balance of the Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount (i.e., 0.50% of the aggregate principal balance of the Mortgage Loans as of the Closing Date), excess cashflow will be directed to build O/C until the over-collateralization target amount is restored.

                         Initial:  0.50% of original balance
                         Target: 0.50% of original balance
                         Floor:   0.50% of original balance

                         (PRELIMINARY AND SUBJECT TO REVISION)

SUBORDINATION(1):

                           CLASSES                        RATING (F/M/S)                      SUBORDINATION
                           -------                        --------------                      -------------
                           Class A                          AAA/Aaa/AAA                          11.00%
                          Class M-1                         AA+/Aa2/AA+                           6.75%
                          Class M-2                         AA-/A2/AA-                            3.25%
                           Class B                          BBB/Baa2/A-                           0.50%


CLASS SIZES (1):

                           CLASSES                        RATING (F/M/S)                       CLASS SIZES
                           -------                        --------------                       -----------
                           Class A                          AAA/Aaa/AAA                          89.00%
                          Class M-1                         AA+/Aa2/AA+                           4.25%
                          Class M-2                         AA-/A2/AA-                            3.50%
                           Class B                          BBB/Baa2/A-                           2.75%

INTEREST ACCRUAL         Interest will initially accrue from the Closing Date to
                         (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

MORTGAGE LOANS           Fixed rate and adjustable rate, first and second lien,
                         sub-prime Mortgage Loans having an aggregate stated principal balance as of the Cut-Off Date of approximately $783,172,558 originated by Wells Fargo
                         (approximately 31%) and Option One (approximately 69%).

COUPON STEP UP           If the 10% clean-up call for the Certificates is not
                         exercised on the first distribution date on which it is exercisable, (i) the margins on the Class A-1 and Class
                         A-2 Certificates will increase to 2x their respective margins, and (ii) the margins on the Class M-1, Class
                         M-2, and Class B Certificates will increase to 1.5x their respective margins.

AVAILABLE FUNDS CAP      The pass-through rate of the Certificates will be
                         subject to the "Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Such reimbursement will be paid only on a subordinated basis. "Net
                         Mortgage Rate" means, with respect to any mortgage loan the mortgage rate less the administrative fees and primary mortgage insurer fees.


----------
1 The subordination and class size percentages include the initial over-collateralization level of 0.50%.




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              Series 2002-HE1
--------------------------------------------------------------------------------

MAXIMUM RATE CAP         The pass-through rate of the Certificates will also be
                         subject to the "Maximum Rate Cap", which is a per annum rate equal to the weighted average of the net maximum lifetime mortgage rates on the adjustable rate mortgage loans and net mortgage rates on the fixed rate mortgage loans. Any interest shortfall due to the Maximum Rate
                         Cap will not be reimbursed.

SHORTFALL REIMBURSEMENT  If on any Distribution Date the pass-through rate is limited by the Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap, up to but not exceeding the Maximum Rate Cap and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis. No such Carryover will be paid once the Certificate principal balance has been reduced to zero.

CASHFLOW PRIORITY        1.  Repayment of any unreimbursed Servicer advances.
<Preliminary and         2.  Servicing Fees, Securities Administrator Fees, Loss
Subject to Revision>         Mitigation Advisor Fees, and Primary Mortgage
                             Insurer Fees.
                         3.  Available interest funds, as follows: monthly
                             interest, including any unpaid monthly interest from prior months, to the Class A Certificates, then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1
                             Certificates, then to the Class M-2 Certificates and then to the Class B Certificates.
                         4.  Available principal funds, as follows: monthly
                             principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates and then monthly principal to the Class B Certificates, in each case as described under "PRINCIPAL PAYDOWN."
                         5.  Excess interest in the order as described under
                             "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.
                         6.  Excess interest to pay subordinate principal
                             shortfalls.
                         7.  Excess interest to pay Carryover resulting from
                             imposition of the Available Funds Cap.
                         8.  Any remaining amount will be paid in accordance
                             with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              Series 2002-HE1
--------------------------------------------------------------------------------

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

      1) The Group A Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.
      2) The Group B Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

      Group A Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group A mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from the Mortgage Loans and distributable on such Distribution Date.

      Group B Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group B mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from Mortgage Loans and distributable on such Distribution Date.

      After the Certificate principal balance of the Class A Certificates has been reduced to zero, the amounts referred to in (i) and (ii) above will be distributed sequentially to the Class M-1, Class M-2 and Class B Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:
All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates (allocated between the Class A-1 and Class A-2 Certificates as described immediately above), second to the Class M-1 Certificates, third to the Class M-2 Certificates, and fourth to the Class B Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

         CLASS A                          22.00%*
         CLASS M-1                        13.50%*
         CLASS M-2                        6.50%*
         CLASS B                          1.00%*
         *includes overcollateralization





--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              Series 2002-HE1
--------------------------------------------------------------------------------

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the December 2005 Distribution Date;
      and
ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and
iii)  A Trigger Event does not exist.

SUBORDINATE              The first Distribution Date on which the Senior
CLASS PRINCIPAL          Enhancement Percentage (i.e., the sum of the
DISTRIBUTION             outstanding principal balance of the subordinate
DATE                     Certificates and the O/C amount divided by the
                         aggregate stated principal balance of the Mortgage
                         Loans) is greater than or equal to the Senior Specified
                         Enhancement Percentage (including O/C), which is equal to two times the initial AAA subordination percentage.

                         SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                         22%
                         or
                         (10.50%+0.50%)*2

TRIGGER EVENT            [To be provided]

                         DISTRIBUTION DATE OCCURRING        LOSS PERCENTAGE
                         ---------------------------        ---------------
                         December 2005 - November 2006     [To be provided]
                         December 2006 - November 2007     [To be provided]
                         December 2007 - November 2008     [To be provided]
                         December 2008 - November 2009     [To be provided]
                         December 2009 and thereafter      [To be provided]

PROSPECTUS               The Certificates will be offered pursuant to a
                         Prospectus which includes a Prospectus Supplement
                         (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES     The following tables describe the mortgage loans and
                         the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.





--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              Series 2002-HE1
--------------------------------------------------------------------------------

                     MORTGAGE POOL COLLATERAL SUMMARY REPORT

Aggregate Outstanding Principal Balance                         $783,172,558
Aggregate Original Principal Balance                            $785,050,910
Number of Mortgage Loans                                               5,692

                                        MINIMUM               MAXIMUM                 AVERAGE (1)
                                        -------               -------                 -----------
Original Principal Balance              $12,825              $999,990                  $137,922
Outstanding Principal Balance           $12,798              $997,837                  $137,592

                                        MINIMUM               MAXIMUM              WEIGHTED AVERAGE (2)
                                        -------               -------              --------------------
Original Term (mos)                       120                   360                         352
Stated Remaining Term (mos)               116                   359                         349
Loan Age (mos)                             1                    16                           3
Current Interest Rate                    5.950%               14.125%                     8.795%
Initial Interest Rate Cap                1.000%               3.000%                      2.997%
Periodic Rate Cap                        1.000%               2.000%                      1.002%
Gross Margin                             3.300%               10.350%                     5.976%
Maximum Mortgage Rate                   11.990%               19.500%                     14.836%
Minimum Mortgage Rate                    5.950%               14.125%                     8.795%
Months to Roll                             3                    178                         22
Original Loan-to-Value                     7%                  100%                         79%
Credit Score (3)                          470                   793                         601

                                             EARLIEST                     LATEST
                                             --------                     ------
Maturity Dates                                07/2012                     10/2032

                                      PERCENT OF
           LIEN POSITION             MORTGAGE POOL
           -------------             -------------
1st                                     99.78%
2nd                                      0.22%

                                      PERCENT OF
             OCCUPANCY               MORTGAGE POOL
             ---------               -------------
Primary                                 95.58%
Second home                              0.68%
Investment                               3.74%

                                  PERCENT OF
           LOAN TYPE             MORTGAGE POOL
           ---------             -------------
ARM                                 83.84%
FRM                                 16.16%

                                   PERCENT OF
            ORIGINATOR            MORTGAGE POOL
            ----------            -------------
Option One                            68.74%
Wells Fargo                           31.26%

 YEAR OF ORIGINATION      PERCENT OF MORTGAGE POOL
 -------------------      ------------------------
       2001                        0.04%
       2002                       99.96%

 YEAR OF ORIGINATION      PERCENT OF MORTGAGE POOL
 -------------------      ------------------------
    Purchase                       34.33%
    Cash Out Refi                  57.54%
    Rate/Term Refi                  8.13%

    PROPERTY TYPE                PERCENT OF MORTGAGE POOL
    -------------                ------------------------
 Single Family Detached                  79.21%
 PUD Detached                             6.74%
 Single Family Attached                   0.15%

 2 Family                                 5.60%
 Low Rise Condo (<=4)                     4.33%
 PUD Attached                             0.10%
 3-4 Family                               2.47%
 High Rise Condo (>4)                     0.30%
 Manuf Housing                            1.11%

----------
(1)   Sum of Principal Balance divided by total number of loans.
(2)   Weighted by Outstanding Principal Balance.
(3)   Minimum and Weighting only for loans with scores.




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              Series 2002-HE1
--------------------------------------------------------------------------------

                             CURRENT MORTGAGE RATES

                                NUMBER OF MORTGAGE          AGGREGATE PRINCIPAL     PERCENT OF MORTGAGE
MORTGAGE RATES                        LOANS                 BALANCE OUTSTANDING            POOL

<= 6.500%                               49                        12,807,658               1.64%
6.501% - 7.000%                         71                        12,616,656               1.61%
7.001% - 7.500%                        170                        27,976,415               3.57%
7.501% - 8.000%                        679                       115,497,442              14.75%
8.001% - 8.500%                       1165                       176,013,415              22.47%
8.501% - 9.000%                       1587                       223,464,913              28.53%
9.001% - 9.500%                        529                        63,440,742               8.10%
9.501% - 10.000%                       503                        60,488,087               7.72%
10.001% - 10.500%                      283                        29,105,159               3.72%
10.501% - 11.000%                      266                        27,040,029               3.45%
11.001% - 11.500%                      168                        16,199,003               2.07%
11.501% - 12.000%                      117                        10,216,263               1.30%
12.001% - 12.500%                       51                         4,114,848               0.53%
12.501% - 13.000%                       37                         2,902,474               0.37%
13.001% - 13.500%                       12                         1,040,549               0.13%
13.501% - 14.000%                        4                           195,913               0.03%
14.001% - 14.500%                        1                            52,992               0.01%
TOTAL:                                5692                       783,172,558             100.00%


WEIGHTED AVERAGE IS: 8.795
MINIMUM: 5.950
MAXIMUM: 14.125

                       REMAINING MONTHS TO STATED MATURITY

  REMAINING                     NUMBER OF MORTGAGE        AGGREGATE PRINCIPAL     PERCENT OF MORTGAGE
TERMS (MONTHS)                        LOANS               BALANCE OUTSTANDING            POOL

109 - 120                                 3                       264,707                0.03%
157 - 168                                 1                       296,526                0.04%
169 - 180                               292                    30,378,566                3.88%
229 - 240                                36                     3,394,800                0.43%
349 - 360                              5360                   748,837,959               95.62%
TOTAL:                                 5692                   783,172,558              100.00%

WEIGHTED AVERAGE IS: 349
MINIMUM: 116
MAXIMUM: 359





--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              Series 2002-HE1
--------------------------------------------------------------------------------

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

 RANGE OF ORIGINAL
  MORTGAGE LOAN                 NUMBER OF MORTGAGE          AGGREGATE PRINCIPAL     PERCENT OF MORTGAGE
PRINCIPAL BALANCE                     LOANS                 BALANCE OUTSTANDING            POOL

<= 50,000                               308                      11,504,854                1.47%
50,001 - 100,000                       2032                     152,345,908               19.45%
100,001 - 150,000                      1442                     177,451,947               22.66%
150,001 - 200,000                       917                     158,717,444               20.27%
200,001 - 250,000                       464                     104,187,653               13.30%
250,001 - 300,000                       222                      60,880,211                7.77%
300,001 - 350,000                       136                      43,837,673                5.60%
350,001 - 400,000                        89                      33,445,060                4.27%
400,001 - 450,000                        36                      15,245,734                1.95%
450,001 - 500,000                        31                      14,902,291                1.90%
500,001 - 550,000                         3                       1,615,866                0.21%
550,001 - 600,000                         2                       1,109,296                0.14%
600,001 - 650,000                         3                       1,881,797                0.24%
700,001 - 750,000                         1                         747,791                0.10%
750,001 - 800,000                         2                       1,594,169                0.20%
850,001 - 900,000                         2                       1,758,210                0.22%
900,001 - 950,000                         1                         948,815                0.12%
950,001 - 1,000,000                       1                         997,837                0.13%
TOTAL:                                 5692                     783,172,558              100.00%

AVERAGE IS: 137,922.
MINIMUM: 12,825.
MAXIMUM: 999,990.

                              PRODUCT TYPE SUMMARY

                                NUMBER OF MORTGAGE          AGGREGATE PRINCIPAL     PERCENT OF MORTGAGE
PRODUCT TYPE                          LOANS                 BALANCE OUTSTANDING            POOL

15 Year Balloon                         134                      18,806,806               2.40%
10 Year Fixed                             3                         264,707                 0.03%
15 Year Fixed                           150                      11,167,571                 1.43%
20 Year Fixed                            36                       3,394,800                 0.43%
30 Year Fixed                           748                      92,943,865                11.87%
6 ML and 1/29 ARM                         6                       1,282,490                 0.16%
2/28 ARM                               4180                     599,861,309                76.59%
3/27 ARM                                404                      52,486,202                 6.70%
15/15 ARM                                31                       2,964,809                 0.38%
TOTAL:                                 5692                     783,172,558               100.00%





--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              Series 2002-HE1
--------------------------------------------------------------------------------

                          PREPAYMENT PENALTIES SUMMARY

PREPAYMENT                  NUMBER OF MORTGAGE          AGGREGATE PRINCIPAL     PERCENT OF MORTGAGE
PENALITIES                        LOANS                 BALANCE OUTSTANDING            POOL

None                                817                      121,003,955             15.45%
12 Months                           103                       16,832,758              2.15%
24 Months                          3533                      494,311,369             63.12%
30 Months                             4                          891,591              0.11%
36 Months                           903                      110,428,316             14.10%
60 Months                           332                       39,704,569              5.07%
TOTAL:                             5692                      783,172,558            100.00%

THE WEIGHTED AVERAGE PREPAYMENT PENALTY IN THE STATISTICAL MORTGAGE POOL HAVING PREPAYMENT PENALTIES IS APPROXIMATELY 28 MONTHS

                               STATE DISTRIBUTION

                            NUMBER OF MORTGAGE          AGGREGATE PRINCIPAL     PERCENT OF MORTGAGE
   STATE                          LOANS                 BALANCE OUTSTANDING            POOL

Alabama                             23                        2,047,563                 0.26%
Alaska                              12                        1,988,259                 0.25%
Arizona                            131                       14,851,847                 1.90%
Arkansas                            13                        1,008,014                 0.13%
California                         718                      146,540,652                18.71%
Colorado                           184                       30,132,452                 3.85%
Connecticut                         99                       13,927,844                 1.78%
Delaware                            19                        2,678,705                 0.34%
District of Columbia                 3                          361,040                 0.05%
Florida                            463                       53,388,725                 6.82%
Georgia                            139                       16,393,000                 2.09%
Hawaii                               2                          847,706                 0.11%
Idaho                               19                        2,393,303                 0.31%
Illinois                           177                       23,817,808                 3.04%
Indiana                            111                        8,463,131                 1.08%
Iowa                                40                        3,312,705                 0.42%
Kansas                              34                        3,201,074                 0.41%
Kentucky                            48                        4,657,699                 0.59%
Louisiana                           68                        5,961,349                 0.76%
Maine                               49                        5,577,040                 0.71%
Maryland                           109                       16,371,260                 2.09%
Massachusetts                      302                       54,005,076                 6.90%
Michigan                           279                       28,960,439                 3.70%
Minnesota                          159                       18,658,267                 2.38%
Mississippi                         15                        1,228,820                 0.16%
Missouri                            85                        7,505,569                 0.96%
Montana                             15                        1,492,640                 0.19%
Nebraska                            32                        2,973,167                 0.38%
Nevada                              62                        9,167,297                 1.17%
New Hampshire                       59                        8,090,134                 1.03%
New Jersey                         218                       37,686,682                 4.81%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              Series 2002-HE1
--------------------------------------------------------------------------------

New Mexico                          23                        2,945,858                 0.38%
New York                           390                       74,590,583                 9.52%
North Carolina                     135                       13,751,334                 1.76%
North Dakota                         4                          251,395                 0.03%
Ohio                               242                       24,400,130                 3.12%
Oklahoma                            22                        1,738,113                 0.22%
Oregon                              42                        5,410,612                 0.69%
Pennsylvania                       212                       21,190,281                 2.71%
Rhode Island                        58                        7,977,248                 1.02%
South Carolina                      69                        6,376,083                 0.81%
South Dakota                        13                          889,581                 0.11%
Tennessee                           80                        6,890,700                 0.88%
Texas                              303                       34,500,491                 4.41%
Utah                                37                        4,230,675                 0.54%
Vermont                             24                        2,966,359                 0.38%
Virginia                           146                       22,331,598                 2.85%
Washington                         104                       14,983,676                 1.91%
West Virginia                        7                          614,089                 0.08%
Wisconsin                           86                        8,569,473                 1.09%
Wyoming                              8                          875,013                 0.11%
TOTAL:                            5692                      783,172,558               100.00%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              Series 2002-HE1
--------------------------------------------------------------------------------

                              LOAN-TO-VALUE RATIOS

RANGE OF LOAN-               NUMBER OF MORTGAGE          AGGREGATE PRINCIPAL     PERCENT OF MORTGAGE
TO-VALUE RATIOS                    LOANS                 BALANCE OUTSTANDING            POOL

<= 50.000                           245                       22,551,100              2.88%
50.001 - 55.000                     100                       14,180,529              1.81%
55.001 - 60.000                     144                       22,494,700              2.87%
60.001 - 65.000                     320                       42,630,619              5.44%
65.001 - 70.000                     440                       61,442,062              7.85%
70.001 - 75.000                     688                       95,709,480             12.22%
75.001 - 80.000                    1802                      259,229,706             33.10%
80.001 - 85.000                     469                       59,168,761              7.56%
85.001 - 90.000                     794                      110,457,474             14.10%
90.001 - 95.000                     630                       86,830,897             11.09%
95.001 - 100.000                     60                        8,477,232              1.08%
TOTAL:                             5692                      783,172,558            100.00%


WEIGHTED AVERAGE ORIGINAL LOAN-TO-VALUE IS: 79%
MAXIMUM: 100%
MINIMUM: 7%

                            MORTGAGE LOAN AGE SUMMARY

MORTGAGE LOAN               NUMBER OF MORTGAGE          AGGREGATE PRINCIPAL     PERCENT OF MORTGAGE
 AGE (MONTHS)                     LOANS                 BALANCE OUTSTANDING            POOL

1                                    50                       7,233,517                0.92%
2                                  2178                     298,404,836               38.10%
3                                  1423                     213,737,755               27.29%
4                                   703                      89,975,699               11.49%
5                                  1135                     145,311,672               18.55%
6                                   150                      20,141,074                2.57%
7                                    33                       4,467,879                0.57%
8                                    13                       2,272,256                0.29%
9                                     4                         866,151                0.11%
10                                    2                         465,192                0.06%
16                                    1                         296,526                0.04%
TOTAL:                             5692                     783,172,558              100.00%

WEIGHTED AVERAGE AGE (MONTH) IS: 3





--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              Series 2002-HE1
--------------------------------------------------------------------------------

                              CREDIT SCORE SUMMARY

                            NUMBER OF MORTGAGE          AGGREGATE PRINCIPAL     PERCENT OF MORTGAGE
CREDIT SCORES                     LOANS                 BALANCE OUTSTANDING            POOL

Unknown                             57                         6,149,822                0.79%
1 - 500                             34                         3,663,365                0.47%
501 - 550                         1294                       174,447,200               22.27%
551 - 600                         1658                       217,633,222               27.79%
601 - 650                         1690                       230,609,227               29.45%
651 - 700                          660                       101,439,967               12.95%
701 - 750                          239                        38,403,853                4.90%
751 - 800                           60                        10,825,903                1.38%
TOTAL:                            5692                       783,172,558              100.00%

WEIGHTED AVERAGE IS: 601
MINIMUM: 470
MAXIMUM: 793

                              CREDIT GRADE SUMMARY

CREDIT GRADE                NUMBER OF MORTGAGE          AGGREGATE PRINCIPAL     PERCENT OF MORTGAGE
 OPTION ONE                       LOANS                 BALANCE OUTSTANDING            POOL

AA+                          268                               39,766,443              5.08%
AA                          1927                              279,458,599             35.68%
A                            701                              100,710,643             12.86%
B                            669                               93,771,358             11.97%
C                            136                               18,666,582              2.38%
CC                            51                                5,942,894              0.76%
TOTAL OPTION ONE            3752                              538,316,518             68.74%

WELLS FARGO
Y9                           277                               46,564,306              5.95%
Y8                           141                               19,773,060              2.52%
Y7                           213                               27,800,092              3.55%
Y6                           251                               34,735,962              4.44%
Y5                           236                               31,434,860              4.01%
Y4                           385                               42,390,503              5.41%
Y3                           164                               16,161,823              2.06%
Y2                           215                               21,792,037              2.78%
Y1                            58                                4,203,398              0.54%
TOTAL WELLS FARGO           1940                              244,856,040             31.26%





--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2002-HE1

                              DOCUMENTATION SUMMARY

                               NUMBER OF MORTGAGE     AGGREGATE PRINCIPAL              PERCENT OF
DOCUMENTATION                         LOANS           BALANCE OUTSTANDING             MORTGAGE POOL

OPTION ONE

FULL                                   2542               345,635,773                     44.13%
Limited Income                           37                 5,966,337                      0.76%
Stated Income                          1173               186,714,408                     23.84%
TOTAL OPTION ONE                       3752               538,316,518                     68.74%

WELLS FARGO

FULL                                   1589               190,674,670                     24.35%
Income Only                              78                14,572,807                      1.86%
Asset Only                              244                34,951,555                      4.46%
No Doc                                   29                 4,657,007                      0.59%
TOTAL WELLS FARGO                      1940               244,856,040                     31.26%

             MAXIMUM MORTGAGE RATES (ADJUSTABLE RATE MORTGAGES ONLY)

                                    NUMBER OF MORTGAGE        AGGREGATE PRINCIPAL                   PERCENT OF
MAXIMUM MORTGAGE RATE                     LOANS               BALANCE OUTSTANDING                  MORTGAGE POOL

<= 14.000                                  716                    128,528,786                          19.58%
14.001 - 14.500                            985                    152,278,260                          23.19%
14.501 - 15.000                           1316                    190,032,259                          28.94%
15.001 - 15.500                            428                     54,792,639                           8.34%
15.501 - 16.000                            423                     54,571,296                           8.31%
16.001 - 16.500                            239                     25,678,977                           3.91%
16.501 - 17.000                            213                     22,299,176                           3.40%
17.001 - 17.500                            135                     13,593,339                           2.07%
17.501 - 18.000                             89                      8,141,118                           1.24%
18.001 - 18.500                             37                      3,350,223                           0.51%
18.501 - 19.000                             30                      2,409,761                           0.37%
19.001 - 19.500                             10                        918,973                           0.14%
TOTAL:                                    4621                    656,594,809                         100.00%

WEIGHTED AVERAGE IS: 14.836
MINIMUM: 11.990
MAXIMUM: 19.500

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2002-HE1

              NEXT ADJUSTMENT DATE (ADJUSTABLE RATE MORTGAGES ONLY)

                           NUMBER OF MORTGAGE        AGGREGATE PRINCIPAL              PERCENT OF
NEXT ADJUSTMENT DATE             LOANS               BALANCE OUTSTANDING             MORTGAGE POOL

Feb 03                              2                        365,446                      0.06%
May 03                              1                        255,621                      0.04%
Jun 03                              1                        327,508                      0.05%
Jul 03                              2                        333,914                      0.05%
Jan 04                              1                        383,443                      0.06%
Feb 04                              2                        380,824                      0.06%
Mar 04                              6                      1,077,272                      0.16%
Apr 04                             20                      2,975,286                      0.45%
May 04                             99                     13,666,567                      2.08%
Jun 04                            742                     97,241,283                     14.81%
Jul 04                            450                     61,431,427                      9.36%
Aug 04                           1109                    175,039,307                     26.66%
Sep 04                           1713                    241,901,263                     36.84%
Oct 04                             38                      5,764,636                      0.88%
Jan 05                              1                         81,748                      0.01%
Apr 05                              7                        967,438                      0.15%
May 05                             10                      1,670,524                      0.25%
Jun 05                            113                     15,973,375                      2.43%
Jul 05                             68                      8,388,502                      1.28%
Aug 05                             84                      9,999,630                      1.52%
Sep 05                            113                     14,364,748                      2.19%
Oct 05                              8                      1,040,237                      0.16%
Jul 17                              1                         64,846                      0.01%
Aug 17                             19                      1,852,952                      0.28%
Sep 17                             11                      1,047,012                      0.16%
TOTAL:                           4621                    656,594,809                    100.00%

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2002-HE1

                           GROUP A COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance                                    $676,317,906
Aggregate Original Principal Balance                                       $677,921,220
Number of Mortgage Loans                                                          5,417

                                             MINIMUM                  MAXIMUM                       AVERAGE (1)
                                             -------                  -------                       -----------
Original Principal Balance                   $12,825                  $528,750                       $125,147
Outstanding Principal Balance                $12,798                  $526,812                       $124,851

                                             MINIMUM                   MAXIMUM                 WEIGHTED AVERAGE (2)
                                             -------                   -------                 --------------------
Original Term (mos)                            120                       360                            353
Stated Remaining Term (mos)                    116                       359                            350
Loan Age (mos)                                  1                        16                              3
Current Interest Rate                        5.950%                    14.125%                        8.880%
Initial Interest Rate Cap                    1.000%                    3.000%                         2.998%
Periodic Rate Cap                            1.000%                    2.000%                         1.001%
Gross Margin                                 3.300%                    10.350%                        6.042%
Maximum Mortgage Rate                        11.990%                   19.500%                        14.909%
Minimum Mortgage Rate                        5.950%                    14.125%                        8.880%
Months to Roll                                  3                        178                            23
Original Loan-to-Value                         7%                       100%                            79%
Credit Score (3)                               470                       793                            598

                                               EARLIEST                        LATEST
                                               --------                        ------
Maturity Dates                                  07/2012                        10/2032

                                               PERCENT OF
LIEN POSITION                                  LOAN GROUP
-------------                                  ----------
1st                                               99.75%
2nd                                                0.25%

                                               PERCENT OF
OCCUPANCY                                      LOAN GROUP
---------                                      ----------
Primary                                           95.36%
Second home                                        0.65%
Investment                                         3.99%

                                                PERCENT OF
LOAN TYPE                                       LOAN GROUP
---------                                       ----------
ARM                                               83.68%
FRM                                               16.32%

                                                PERCENT OF
ORIGINATOR                                      LOAN GROUP
----------                                      ----------
Option One                                        68.53%
Wells Fargo                                       31.47%

YEAR OF ORIGINATION                        PERCENT OF LOAN GROUP
-------------------                        ---------------------
2001                                               0.04%
2002                                              99.96%

LOAN PURPOSE                             PERCENT OF LOAN GROUP
------------                             ---------------------
Purchase                                          34.88%
Cash Out Refi                                     56.75%
Rate/Term Refi                                     8.37%

PROPERTY TYPE                              PERCENT OF LOAN GROUP
-------------                              ---------------------
Single Family Detached                            78.61%
PUD Detached                                       6.11%
Single Family Attached                             0.17%
2 Family                                           6.17%
Low Rise Condo (<=4)                               4.53%
PUD Attached                                       0.04%
3-4 Family                                         2.85%
High Rise Condo (>4)                               0.28%
Manuf Housing                                      1.24%

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Minimum and Weighting only for loans with scores.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2002-HE1

                             CURRENT MORTGAGE RATES

                                         NUMBER OF              AGGREGATE PRINCIPAL               PERCENT OF
MORTGAGE RATES                         MORTGAGE LOANS           BALANCE OUTSTANDING               LOAN GROUP

<= 6.500%                                     29                      4,981,388                      0.74%
6.501% - 7.000%                               62                      9,341,431                      1.38%
7.001% - 7.500%                              160                     23,854,336                      3.53%
7.501% - 8.000%                              619                     89,928,574                     13.30%
8.001% - 8.500%                             1095                    148,708,336                     21.99%
8.501% - 9.000%                             1517                    197,706,391                     29.23%
9.001% - 9.500%                              514                     57,764,759                      8.54%
9.501% - 10.000%                             491                     56,291,999                      8.32%
10.001% - 10.500%                            280                     28,082,701                      4.15%
10.501% - 11.000%                            261                     25,274,202                      3.74%
11.001% - 11.500%                            167                     15,860,749                      2.35%
11.501% - 12.000%                            117                     10,216,263                      1.51%
12.001% - 12.500%                             51                      4,114,848                      0.61%
12.501% - 13.000%                             37                      2,902,474                      0.43%
13.001% - 13.500%                             12                      1,040,549                      0.15%
13.501% - 14.000%                              4                        195,913                      0.03%
14.001% - 14.500%                              1                         52,992                      0.01%
TOTAL:                                      5417                    676,317,906                    100.00%

WEIGHTED AVERAGE IS: 8.880
MINIMUM: 5.950
MAXIMUM: 14.125

                       REMAINING MONTHS TO STATED MATURITY

                                  NUMBER OF              AGGREGATE PRINCIPAL              PERCENT OF
REMAINING TERM (MONTHS)         MORTGAGE LOANS           BALANCE OUTSTANDING              LOAN GROUP

109 - 120                              3                        264,707                      0.04%
157 - 168                              1                        296,526                      0.04%
169 - 180                            276                     24,359,183                      3.60%
229 - 240                             36                      3,394,800                      0.50%
349 - 360                           5101                    648,002,690                     95.81%
TOTAL:                              5417                    676,317,906                    100.00%

WEIGHTED AVERAGE IS: 350
MINIMUM: 116
MAXIMUM: 359

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2002-HE1

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

RANGE OF ORIGINAL MORTGAGE            NUMBER OF MORTGAGE         AGGREGATE PRINCIPAL               PERCENT OF
LOAN PRINCIPAL BALANCES                     LOANS                BALANCE OUTSTANDING               LOAN GROUP

<= 50,000                                    308                     11,504,854                      1.70%
50,001 - 100,000                            2032                    152,345,908                     22.53%
100,001 - 150,000                           1442                    177,451,947                     26.24%
150,001 - 200,000                            917                    158,717,444                     23.47%
200,001 - 250,000                            464                    104,187,653                     15.41%
250,001 - 300,000                            222                     60,880,211                      9.00%
300,001 - 350,000                             20                      6,446,959                      0.95%
350,001 - 400,000                              9                      3,382,886                      0.50%
400,001 - 450,000                              2                        873,232                      0.13%
450,001 - 500,000                              0                              0                      0.00%
500,001 - 550,000                              1                        526,812                      0.08%
TOTAL:                                      5417                    676,317,906                    100.00%

AVERAGE IS: 125,147
MINIMUM: 12,825.
MAXIMUM: 528,750

                              PRODUCT TYPE SUMMARY

                                      NUMBER OF MORTGAGE         AGGREGATE PRINCIPAL               PERCENT OF
PRODUCT TYPE                                LOANS                BALANCE OUTSTANDING               LOAN GROUP

15 Year Balloon                              121                     13,832,851                      2.05%
10 Year Fixed                                  3                        264,707                      0.04%
15 Year Fixed                                147                     10,122,142                      1.50%
20 Year Fixed                                 36                      3,394,800                      0.50%
30 Year Fixed                                722                     82,753,561                     12.24%
6 ML and 1/29 ARM                              5                        954,982                      0.14%
2/28 ARM                                    3962                    514,855,229                     76.13%
3/27 ARM                                     390                     47,174,824                      6.98%
15/15 ARM                                     31                      2,964,809                      0.44%
TOTAL:                                      5417                    676,317,906                    100.00%

                          PREPAYMENT PENALTIES SUMMARY

                               NUMBER OF MORTGAGE        AGGREGATE PRINCIPAL              PERCENT OF
PREPAYMENT PENALTIES                LOANS                BALANCE OUTSTANDING              LOAN GROUP

None                                 772                    103,411,655                     15.29%
12 Months                             98                     14,444,506                      2.14%
24 Months                           3359                    426,532,212                     63.07%
30 Months                              3                        542,631                      0.08%
36 Months                            874                     99,399,239                     14.70%
60 Months                            311                     31,987,664                      4.73%
TOTAL:                              5417                    676,317,906                    100.00%

THE WEIGHTED AVERAGE PREPAYMENT PENALTY TERM WITH RESPECT TO THE GROUP A LOANS IN THE STATISTICAL MORTGAGE POOL HAVING PREPAYMENT PENALTIES IS APPROXIMATELY 28 MONTHS

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2002-HE1

                               STATE DISTRIBUTION

                                          NUMBER OF MORTGAGE         AGGREGATE PRINCIPAL             PERCENT OF
STATE                                           LOANS                BALANCE OUTSTANDING             LOAN GROUP

Alabama                                          23                      2,047,563                      0.30%
Alaska                                           12                      1,988,259                      0.29%
Arizona                                         128                     13,883,629                      2.05%
Arkansas                                         13                      1,008,014                      0.15%
California                                      625                    111,744,028                     16.52%
Colorado                                        174                     26,439,814                      3.91%
Connecticut                                      93                     11,506,810                      1.70%
Delaware                                         18                      2,364,552                      0.35%
District of Columbia                              3                        361,040                      0.05%
Florida                                         448                     47,612,594                      7.04%
Georgia                                         136                     14,542,023                      2.15%
Hawaii                                            2                        847,706                      0.13%
Idaho                                            18                      1,951,665                      0.29%
Illinois                                        169                     20,992,451                      3.10%
Indiana                                         111                      8,463,131                      1.25%
Iowa                                             40                      3,312,705                      0.49%
Kansas                                           34                      3,201,074                      0.47%
Kentucky                                         47                      4,300,586                      0.64%
Louisiana                                        67                      5,657,759                      0.84%
Maine                                            46                      4,460,758                      0.66%
Maryland                                        101                     13,301,566                      1.97%
Massachusetts                                   280                     45,026,035                      6.66%
Michigan                                        275                     27,460,061                      4.06%
Minnesota                                       158                     18,335,473                      2.71%
Mississippi                                      15                      1,228,820                      0.18%
Missouri                                         84                      7,179,127                      1.06%
Montana                                          15                      1,492,640                      0.22%
Nebraska                                         32                      2,973,167                      0.44%
Nevada                                           60                      8,405,286                      1.24%
New Hampshire                                    58                      7,676,258                      1.14%
New Jersey                                      203                     31,214,633                      4.62%
New Mexico                                       22                      2,387,579                      0.35%
New York                                        358                     62,643,799                      9.26%
North Carolina                                  133                     12,851,357                      1.90%
North Dakota                                      4                        251,395                      0.04%
Ohio                                            238                     22,864,850                      3.38%
Oklahoma                                         22                      1,738,113                      0.26%
Oregon                                           41                      5,105,596                      0.75%
Pennsylvania                                    208                     19,424,255                      2.87%
Rhode Island                                     57                      7,649,862                      1.13%
South Carolina                                   69                      6,376,083                      0.94%
South Dakota                                     13                        889,581                      0.13%
Tennessee                                        80                      6,890,700                      1.02%
Texas                                           292                     29,987,290                      4.43%
Utah                                             37                      4,230,675                      0.63%
Vermont                                          23                      2,467,039                      0.36%

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2002-HE1

Virginia                                        133                     16,787,107                      2.48%
Washington                                      100                     13,516,969                      2.00%
West Virginia                                     7                        614,089                      0.09%
Wisconsin                                        84                      7,787,326                      1.15%
Wyoming                                           8                        875,013                      0.13%
TOTAL                                          5417                    676,317,906                    100.00%

                              LOAN-TO-VALUE RATIOS

                                     NUMBER OF MORTGAGE         AGGREGATE PRINCIPAL              PERCENT OF
RANGE OF LOAN-TO-VALUE RATIOS              LOANS                BALANCE OUTSTANDING              LOAN GROUP

<= 50.000                                   242                     21,438,721                      3.17%
50.001 - 55.000                              91                      9,722,250                      1.44%
55.001 - 60.000                             130                     15,719,499                      2.32%
60.001 - 65.000                             309                     38,193,086                      5.65%
65.001 - 70.000                             415                     51,108,657                      7.56%
70.001 - 75.000                             652                     81,977,197                     12.12%
75.001 - 80.000                            1709                    223,714,293                     33.08%
80.001 - 85.000                             457                     55,043,958                      8.14%
85.001 - 90.000                             753                     95,421,532                     14.11%
90.001 - 95.000                             601                     76,259,149                     11.28%
95.001 - 100.000                             58                      7,719,564                      1.14%
TOTAL:                                     5417                    676,317,906                    100.00%

WEIGHTED AVERAGE ORIGINAL LOAN-TO-VALUE IS: 79%
MINIMUM: 7%
MAXIMUM: 100%

                            MORTGAGE LOAN AGE SUMMARY

                                NUMBER OF MORTGAGE         AGGREGATE PRINCIPAL              PERCENT OF
MORTGAGE LOAN AGE (MONTHS)            LOANS                BALANCE OUTSTANDING              LOAN GROUP

1                                       47                      6,041,825                      0.89%
2                                     2095                    265,978,683                     39.33%
3                                     1334                    177,905,361                     26.30%
4                                      670                     77,382,836                     11.44%
5                                     1082                    125,658,623                     18.58%
6                                      141                     16,810,405                      2.49%
7                                       32                      4,089,098                      0.60%
8                                       11                      1,602,959                      0.24%
9                                        3                        469,842                      0.07%
10                                       1                         81,748                      0.01%
16                                       1                        296,526                      0.04%
TOTAL:                                5417                    676,317,906                    100.00%

WEIGHTED AVERAGE AGE (MONTH) IS: 3

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2002-HE1

                              CREDIT SCORE SUMMARY

                               NUMBER OF MORTGAGE        AGGREGATE PRINCIPAL              PERCENT OF
CREDIT SCORES                       LOANS                BALANCE OUTSTANDING              LOAN GROUP

Unknown                               57                      6,149,822                      0.91%
1 - 500                               33                      3,317,410                      0.49%
501 - 550                           1239                    154,078,444                     22.78%
551 - 600                           1595                    192,746,578                     28.50%
601 - 650                           1615                    201,900,204                     29.85%
651 - 700                            607                     79,919,208                     11.82%
701 - 750                            222                     31,858,599                      4.71%
751 - 800                             49                      6,347,640                      0.94%
TOTAL:                              5417                    676,317,906                    100.00%

WEIGHTED AVERAGE IS: 598
MINIMUM: 470
MAXIMUM: 793

                              CREDIT GRADE SUMMARY

                                      NUMBER OF MORTGAGE         AGGREGATE PRINCIPAL              PERCENT OF
CREDIT GRADE                                LOANS                BALANCE OUTSTANDING              LOAN GROUP

OPTION ONE

AA+                                          257                     34,720,693                     5.13%
AA                                          1817                    234,740,674                    34.71%
A                                            667                     87,372,948                    12.92%
B                                            638                     82,710,815                    12.23%
C                                            134                     18,023,491                     2.66%
CC                                            51                      5,942,894                     0.88%
TOTAL OPTION ONE                            3564                    463,511,517                    68.53%

WELLS FARGO

Y9                                           247                     35,426,664                     5.24%
Y8                                           131                     16,008,924                     2.37%
Y7                                           201                     23,665,745                     3.50%
Y6                                           234                     28,131,355                     4.16%
Y5                                           222                     26,453,592                     3.91%
Y4                                           381                     40,962,852                     6.06%
Y3                                           164                     16,161,823                     2.39%
Y2                                           215                     21,792,037                     3.22%
Y1                                            58                      4,203,398                     0.62%
TOTAL WELLS FARGO                           1853                    212,806,389                    31.47%

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2002-HE1

                              DOCUMENTATION SUMMARY

                                      NUMBER OF MORTGAGE        AGGREGATE PRINCIPAL                   PERCENT OF
DOCUMENTATION                               LOANS               BALANCE OUTSTANDING                   LOAN GROUP

OPTION ONE

FULL                                        2441                    303,815,099                          44.92%
Limited Income                                34                      4,783,088                           0.71%
Stated Income                               1089                    154,913,330                          22.91%
TOTAL OPTION ONE                            3564                    463,511,517                          68.53%

WELLS FARGO

FULL                                        1530                    169,616,394                          25.08%
Income Only                                   67                     10,102,287                           1.49%
Asset Only                                   230                     29,743,688                           4.40%
No Doc                                        26                      3,344,020                           0.49%
TOTAL WELLS FARGO                           1853                    212,806,389                          31.47%

             MAXIMUM MORTGAGE RATES (ADJUSTABLE RATE MORTGAGES ONLY)

                                    NUMBER OF MORTGAGE         AGGREGATE PRINCIPAL              PERCENT OF
MAXIMUM MORTGAGE RATE                     LOANS                BALANCE OUTSTANDING              LOAN GROUP

<= 14.000                                  644                     98,164,587                     17.35%
14.001 - 14.500                            921                    127,652,657                     22.56%
14.501 - 15.000                           1256                    167,749,728                     29.64%
15.001 - 15.500                            412                     48,784,679                      8.62%
15.501 - 16.000                            410                     50,008,281                      8.84%
16.001 - 16.500                            236                     24,656,520                      4.36%
16.501 - 17.000                            209                     20,858,231                      3.69%
17.001 - 17.500                            134                     13,255,085                      2.34%
17.501 - 18.000                             89                      8,141,118                      1.44%
18.001 - 18.500                             37                      3,350,223                      0.59%
18.501 - 19.000                             30                      2,409,761                      0.43%
19.001 - 19.500                             10                        918,973                      0.16%
TOTAL:                                    4388                    565,949,844                    100.00%

WEIGHTED AVERAGE IS: 14.909
MINIMUM: 11.990
MAXIMUM: 19.500

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2002-HE1

              NEXT ADJUSTMENT DATE (ADJUSTABLE RATE MORTGAGES ONLY)

                            NUMBER OF MORTGAGE          AGGREGATE PRINCIPAL            PERCENT OF
NEXT ADJUSTMENT DATE              LOANS                 BALANCE OUTSTANDING            LOAN GROUP

Feb 03                              2                        365,446                      0.06%
May 03                              1                        255,621                      0.05%
Jul 03                              2                        333,914                      0.06%
Feb 04                              2                        380,824                      0.07%
Mar 04                              6                      1,077,272                      0.19%
Apr 04                             19                      2,596,506                      0.46%
May 04                             95                     12,070,371                      2.13%
Jun 04                            708                     84,555,143                     14.94%
Jul 04                            428                     52,786,611                      9.33%
Aug 04                           1028                    142,113,264                     25.11%
Sep 04                           1641                    214,702,295                     37.94%
Oct 04                             35                      4,572,943                      0.81%
Jan 05                              1                         81,748                      0.01%
Apr 05                              7                        967,438                      0.17%
May 05                              8                      1,014,662                      0.18%
Jun 05                            106                     13,328,779                      2.36%
Jul 05                             66                      7,737,493                      1.37%
Aug 05                             83                      9,650,670                      1.71%
Sep 05                            111                     13,353,797                      2.36%
Oct 05                              8                      1,040,237                      0.18%
Jul 17                              1                         64,846                      0.01%
Aug 17                             19                      1,852,952                      0.33%
Sep 17                             11                      1,047,012                      0.19%
TOTAL                            4388                    565,949,844                    100.00%

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           Series 2002-HE1
================================================================================

                           GROUP B COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance                           $106,854,652
Aggregate Original Principal Balance                              $107,129,690
Number of Mortgage Loans                                                   275


                                      MINIMUM         MAXIMUM       AVERAGE (1)
                                      -------         -------       -----------
Original Principal Balance           $301,500        $999,990        $389,563
Outstanding Principal Balance        $300,889        $997,837        $388,562


                                                                   WEIGHTED
                                    MINIMUM        MAXIMUM         AVERAGE (2)
                                    -------        -------         -----------
Original Term (mos)                    180             360             350
Stated Remaining Term (mos)            171             359             347
Loan Age (mos)                           1              10               3
Current Interest Rate                5.950%         11.400%          8.256%
Initial Interest Rate Cap            2.000%          3.000%          2.996%
Periodic Rate Cap                    1.000%          2.000%          1.004%
Gross Margin                         3.551%          8.000%          5.562%
Maximum Mortgage Rate               12.100%         17.400%         14.380%
Minimum Mortgage Rate                5.950%         11.400%          8.256%
Months to Roll                           7              34              21
Original Loan-to-Value                  47%            100%             78%
Credit Score (3)                       498             791             615

                                 EARLIEST                        LATEST
                                 --------                        ------
Maturity Dates                    02/2017                        10/2032


                                           PERCENT OF
   LIEN POSITION                           LOAN GROUP
   -------------                           ----------
1st                                          100.00%
2nd                                            0.00%

                                            PERCENT OF
  OCCUPANCY                                 LOAN GROUP
  ---------                                 ----------
Primary                                        96.97%
Second home                                     0.88%
Investment                                      2.16%


                                             PERCENT OF
      LOAN TYPE                              LOAN GROUP
      ---------                              ----------
ARM                                             84.83%
FRM                                             15.17%



                                           PERCENT OF
      ORIGINATOR                           LOAN GROUP
      ----------                           ----------
Option One                                   70.01%
Wells Fargo                                  29.99%


   YEAR OF ORIGINATION           PERCENT OF LOAN GROUP
   -------------------           ---------------------
2001                                             0.00%
2002                                           100.00%


      LOAN PURPOSE               PERCENT OF LOAN GROUP
      ------------               ---------------------
Purchase                                        30.83%
Cash Out Refi                                   62.55%
Rate/Term Refi                                   6.63%


      PROPERTY TYPE              PERCENT OF LOAN GROUP
      -------------              ---------------------
Single Family Detached                          82.98%
PUD Detached                                    10.69%
Single Family Attached                           0.00%

2 Family                                         1.98%
Low Rise Condo (<=4)                             3.09%
PUD Attached                                     0.47%
3-4 Family                                       0.00%
High Rise Condo (>4)                             0.47%
Manuf Housing                                    0.32%

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Minimum and Weighting only for loans with scores.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           Series 2002-HE1
================================================================================

                             CURRENT MORTGAGE RATES

                              NUMBER OF               AGGREGATE PRINCIPAL         PERCENT OF
MORTGAGE RATES              MORTGAGE LOANS            BALANCE OUTSTANDING          LOAN GROUP
<= 6.500%                        20                         7,826,269                 7.32%
6.501% - 7.000%                   9                         3,275,225                 3.07%
7.001% - 7.500%                  10                         4,122,079                 3.86%
7.501% - 8.000%                  60                        25,568,868                23.93%
8.001% - 8.500%                  70                        27,305,080                25.55%
8.501% - 9.000%                  70                        25,758,521                24.11%
9.001% - 9.500%                  15                         5,675,983                 5.31%
9.501% - 10.000%                 12                         4,196,088                 3.93%
10.001% - 10.500%                 3                         1,022,458                 0.96%
10.501% - 11.000%                 5                         1,765,827                 1.65%
11.001% - 11.500%                 1                           338,254                 0.32%
TOTAL:                          275                       106,854,652               100.00%

WEIGHTED AVERAGE IS: 8.256
MINIMUM: 5.950
MAXIMUM: 11.400


                       REMAINING MONTHS TO STATED MATURITY

                                NUMBER OF            AGGREGATE PRINCIPAL           PERCENT OF
REMAINING TERM (MONTHS)       MORTGAGE LOANS         BALANCE OUTSTANDING           LOAN GROUP
169 - 180                            16                     6,019,383                 5.63%
349 - 360                           259                   100,835,269                94.37%
TOTAL:                              275                   106,854,652               100.00%

WEIGHTED AVERAGE IS: 347
MINIMUM: 171
MAXIMUM: 359


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           Series 2002-HE1
================================================================================

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

RANGE OF ORIGINAL MORTGAGE         NUMBER OF                 AGGREGATE PRINCIPAL              PERCENT OF
LOAN PRINCIPAL BALANCES          MORTGAGE LOANS              BALANCE OUTSTANDING              LOAN GROUP
300,001 - 350,000                     116                          37,390,714                    34.99%
350,001 - 400,000                      80                          30,062,174                    28.13%
400,001 - 450,000                      34                          14,372,502                    13.45%
450,001 - 500,000                      31                          14,902,291                    13.95%
500,001 - 550,000                       2                           1,089,054                     1.02%
550,001 - 600,000                       2                           1,109,296                     1.04%
600,001 - 650,000                       3                           1,881,797                     1.76%
700,001 - 750,000                       1                             747,791                     0.70%
750,001 - 800,000                       2                           1,594,169                     1.49%
850,001 - 900,000                       2                           1,758,210                     1.65%
900,001 - 950,000                       1                             948,815                     0.89%
950,001 - 1,000,000                     1                             997,837                     0.93%
TOTAL:                                275                         106,854,652                   100.00%

AVERAGE IS: 389,563
MINIMUM: 301,500
MAXIMUM: 999,990


                              PRODUCT TYPE SUMMARY

                                   NUMBER OF                 AGGREGATE PRINCIPAL              PERCENT OF
PRODUCT TYPE                     MORTGAGE LOANS              BALANCE OUTSTANDING              LOAN GROUP
15 Year Balloon                         13                         4,973,955                     4.65%
15 Year Fixed                            3                         1,045,428                     0.98%
30 Year Fixed                           26                        10,190,303                     9.54%
6 ML and 1/29 ARM                        1                           327,508                     0.31%
2 Year Hybrid                          218                        85,006,080                    79.55%
3 Year Hybrid                           14                         5,311,378                     4.97%
TOTAL:                                 275                       106,854,652                   100.00%

                          PREPAYMENT PENALTIES SUMMARY

                                   NUMBER OF                 AGGREGATE PRINCIPAL              PERCENT OF
PREPAYMENT PENALTIES             MORTGAGE LOANS              BALANCE OUTSTANDING              LOAN GROUP
None                                    45                        17,592,300                    16.46%
12 Months                                5                         2,388,253                     2.24%
24 Months                              174                        67,779,157                    63.43%
30 Months                                1                           348,960                     0.33%
36 Months                               29                        11,029,077                    10.32%
60 Months                               21                         7,716,905                     7.22%
TOTAL:                                 275                       106,854,652                   100.00%

THE WEIGHTED AVERAGE PREPAYMENT PENALTY TERM WITH RESPECT TO THE GROUP B LOANS IN THE STATISTICAL MORTGAGE POOL HAVING PREPAYMENT PENALTIES IS APPROXIMATELY 28 MONTHS


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           Series 2002-HE1
================================================================================

                               STATE DISTRIBUTION

                             NUMBER OF                 AGGREGATE PRINCIPAL            PERCENT OF
STATE                      MORTGAGE LOANS              BALANCE OUTSTANDING            LOAN GROUP
Arizona                            3                             968,218                 0.91%
California                        93                          34,796,625                32.56%
Colorado                          10                           3,692,638                 3.46%
Connecticut                        6                           2,421,034                 2.27%
Delaware                           1                             314,153                 0.29%
Florida                           15                           5,776,131                 5.41%
Georgia                            3                           1,850,977                 1.73%
Idaho                              1                             441,638                 0.41%
Illinois                           8                           2,825,357                 2.64%
Kentucky                           1                             357,113                 0.33%
Louisiana                          1                             303,590                 0.28%
Maine                              3                           1,116,282                 1.04%
Maryland                           8                           3,069,695                 2.87%
Massachusetts                     22                           8,979,041                 8.40%
Michigan                           4                           1,500,378                 1.40%
Minnesota                          1                             322,794                 0.30%
Missouri                           1                             326,441                 0.31%
Nevada                             2                             762,011                 0.71%
New Hampshire                      1                             413,875                 0.39%
New Jersey                        15                           6,472,049                 6.06%
New Mexico                         1                             558,280                 0.52%
New York                          32                          11,946,783                11.18%
North Carolina                     2                             899,976                 0.84%
Ohio                               4                           1,535,280                 1.44%
Oregon                             1                             305,016                 0.29%
Pennsylvania                       4                           1,766,027                 1.65%
Rhode Island                       1                             327,386                 0.31%
Texas                             11                           4,513,201                 4.22%
Vermont                            1                             499,320                 0.47%
Virginia                          13                           5,544,491                 5.19%
Washington                         4                           1,466,707                 1.37%
Wisconsin                          2                             782,147                 0.73%
TOTAL                            275                         106,854,652               100.00%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           Series 2002-HE1
================================================================================


                              LOAN-TO-VALUE RATIOS

                                      NUMBER OF          AGGREGATE PRINCIPAL           PERCENT OF
RANGE OF LOAN-TO-VALUE RATIOS       MORTGAGE LOANS        BALANCE OUTSTANDING          LOAN GROUP
<= 50.000                                   3                     1,112,378               1.04%
50.001 - 55.000                             9                     4,458,278               4.17%
55.001 - 60.000                            14                     6,775,200               6.34%
60.001 - 65.000                            11                     4,437,533               4.15%
65.001 - 70.000                            25                    10,333,405               9.67%
70.001 - 75.000                            36                    13,732,282              12.85%
75.001 - 80.000                            93                    35,515,413              33.24%
80.001 - 85.000                            12                     4,124,804               3.86%
85.001 - 90.000                            41                    15,035,943              14.07%
90.001 - 95.000                            29                    10,571,748               9.89%
95.001 - 100.000                            2                       757,668               0.71%
TOTAL:                                    275                   106,854,652             100.00%

WEIGHTED AVERAGE ORIGINAL LOAN-TO-VALUE IS: 78%
MINIMUM: 47%
MAXIMUM: 100%


                            MORTGAGE LOAN AGE SUMMARY

                                   NUMBER OF                 AGGREGATE PRINCIPAL            PERCENT OF
MORTGAGE LOAN AGE (MONTHS)       MORTGAGE LOANS              BALANCE OUTSTANDING            LOAN GROUP
1                                       3                            1,191,692                 1.12%
2                                      83                           32,426,153                30.35%
3                                      89                           35,832,394                33.53%
4                                      33                           12,592,863                11.79%
5                                      53                           19,653,050                18.39%
6                                       9                            3,330,670                 3.12%
7                                       1                              378,781                 0.35%
8                                       2                              669,298                 0.63%
9                                       1                              396,309                 0.37%
10                                      1                              383,443                 0.36%
TOTAL:                                275                          106,854,652               100.00%

WEIGHTED AVERAGE AGE (MONTH) IS: 3

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           Series 2002-HE1
================================================================================


                              CREDIT SCORE SUMMARY

                                   NUMBER OF                 AGGREGATE PRINCIPAL          PERCENT OF
CREDIT SCORES                    MORTGAGE LOANS              BALANCE OUTSTANDING          LOAN GROUP
1 - 500                                 1                            345,954                 0.32%
501 - 550                              55                         20,368,756                19.06%
551 - 600                              63                         24,886,644                23.29%
601 - 650                              75                         28,709,023                26.87%
651 - 700                              53                         21,520,758                20.14%
701 - 750                              17                          6,545,254                 6.13%
751 - 800                              11                          4,478,263                 4.19%
TOTAL:                                275                        106,854,652               100.00%

WEIGHTED AVERAGE IS: 615
MINIMUM: 498
MAXIMUM: 791

                              CREDIT GRADE SUMMARY


CREDIT GRADE                       NUMBER OF                 AGGREGATE PRINCIPAL            PERCENT OF
OPTION ONE                       MORTGAGE LOANS              BALANCE OUTSTANDING            LOAN GROUP
----------
AA+                                    11                           5,045,749                  4.72%
AA                                    110                          44,717,925                 41.85%
A                                      34                          13,337,694                 12.48%
B                                      31                          11,060,543                 10.35%
C                                       2                             643,091                  0.60%
TOTAL OPTION ONE                      188                          74,805,002                 70.01%

WELLS FARGO

Y9                                     30                          11,137,642                 10.42%
Y8                                     10                           3,764,136                  3.52%
Y7                                     12                           4,134,347                  3.87%
Y6                                     17                           6,604,607                  6.18%
Y5                                     14                           4,981,268                  4.66%
Y4                                      4                           1,427,651                  1.34%
TOTAL WELLS FARGO                      87                          32,049,651                 29.99%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           Series 2002-HE1
================================================================================


                              DOCUMENTATION SUMMARY


DOCUMENTATION                      NUMBER OF                 AGGREGATE PRINCIPAL          PERCENT OF
OPTION ONE                       MORTGAGE LOANS              BALANCE OUTSTANDING          LOAN GROUP
FULL                                  101                         41,820,674                39.14%
Limited Income                          3                          1,183,249                 1.11%
Stated Income                          84                         31,801,078                29.76%
TOTAL OPTION ONE                      188                         74,805,002                70.01%

WELLS FARGO

FULL                                   59                         21,058,276                19.71%
Income Only                            11                          4,470,520                 4.18%
Asset Only                             14                          5,207,868                 4.87%
No Doc                                  3                          1,312,987                 1.23%
TOTAL WELLS FARGO                      87                         32,049,651                29.99%


             MAXIMUM MORTGAGE RATES (ADJUSTABLE RATE MORTGAGES ONLY)

                                   NUMBER OF                 AGGREGATE PRINCIPAL           PERCENT OF
MAXIMUM MORTGAGE RATE            MORTGAGE LOANS              BALANCE OUTSTANDING           LOAN GROUP
<= 14.000                              72                          30,364,199                 33.50%
14.001 - 14.500                        64                          24,625,603                 27.17%
14.501 - 15.000                        60                          22,282,531                 24.58%
15.001 - 15.500                        16                           6,007,960                  6.63%
15.501 - 16.000                        13                           4,563,015                  5.03%
16.001 - 16.500                         3                           1,022,458                  1.13%
16.501 - 17.000                         4                           1,440,945                  1.59%
17.001 - 17.500                         1                             338,254                  0.37%
TOTAL:                                233                          90,644,966                100.00%

WEIGHTED AVERAGE IS: 14.380
MINIMUM: 12.100
MAXIMUM: 17.400


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           Series 2002-HE1
================================================================================

              NEXT ADJUSTMENT DATE (ADJUSTABLE RATE MORTGAGES ONLY)

                                   NUMBER OF                 AGGREGATE PRINCIPAL         PERCENT OF
NEXT ADJUSTMENT DATE             MORTGAGE LOANS              BALANCE OUTSTANDING         LOAN GROUP
Jun 03                                    1                         327,508                  0.36%
Jan 04                                    1                         383,443                  0.42%
Apr 04                                    1                         378,781                  0.42%
May 04                                    4                       1,596,196                  1.76%
Jun 04                                   34                      12,686,140                 14.00%
Jul 04                                   22                       8,644,816                  9.54%
Aug 04                                   81                      32,926,043                 36.32%
Sep 04                                   72                      27,198,969                 30.01%
Oct 04                                    3                       1,191,692                  1.31%
May 05                                    2                         655,862                  0.72%
Jun 05                                    7                       2,644,596                  2.92%
Jul 05                                    2                         651,008                  0.72%
Aug 05                                    1                         348,960                  0.38%
Sep 05                                    2                       1,010,952                  1.12%
TOTAL                                   233                      90,644,966                100.00%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           Series 2002-HE1
================================================================================


                         GROUP A ASSUMED MORTGAGE POOLS

                        GROUP A FIXED RATE MORTGAGE LOANS

                                                                                                                   MONTHS TO
                       GROSS               NET                               ORIGINAL           REMAINING         PREPAYMENT
    CURRENT           MORTGAGE           MORTGAGE       ORIGINAL TERM       AMORTIZATION           TERM             PENALTY
    BALANCE             RATE               RATE          (IN MONTHS)       TERM (IN MONTHS)     (IN MONTHS)        EXPIRATION
-------------------------------------------------------------------------------------------------------------------------------
   989,736.71           9.741              8.698              180                 360                175                 9
 6,347,743.20           8.264              7.049              180                 360                175                31
 6,495,332.59           8.570              7.356              180                 360                175                55
   264,706.66           7.829              6.638              120                 120                117                15
 1,757,614.22           9.763              8.571              180                 180                177                 0
 4,593,406.03           9.118              8.052              180                 180                176                29
 3,771,093.53           8.133              6.990              180                 180                175                55
 1,426,322.87          10.208              9.250              240                 240                237                 0
 1,968,467.17           9.282              8.131              240                 240                237                28
12,433,589.13           9.022              7.746              360                 360                357                 0
10,406,320.25           8.774              7.419              360                 360                358                10
 1,117,832.85           9.715              8.676              360                 360                356                20
45,546,622.19           8.871              7.538              360                 360                357                33
13,248,963.73           7.922              6.722              360                 360                355                55


                     GROUP A ADJUSTABLE RATE MORTGAGE LOANS


                      GROSS       NET       ORIGINAL   REMAINING                INITIAL
    CURRENT         MORTGAGE    MORTGAGE    TERM (IN    TERM (IN     GROSS        RATE      PERIODIC      MINIMUM     MAXIMUM
    BALANCE           RATE        RATE       MONTHS)     MONTHS)    MARGIN     CHANGE CAP      CAP         RATE         RATE
--------------------------------------------------------------------------------------------------------------------------------
  2,964,800.38        9.628       8.387       360          357       6.882        3.000       1.000       15.628        9.628
    954,978.82        9.132       7.765       360          356       6.353        1.617       1.617       15.132        9.132
 74,879,274.99        8.858       7.726       359          356       5.944        3.000       1.000       14.860        8.858
  2,342,264.69        8.802       7.464       360          358       5.796        3.000       1.000       14.802        8.802
423,232,698.72        8.899       7.712       360          357       6.045        3.000       1.001       14.903        8.899
  7,013,500.80        9.235       8.287       360          355       6.233        3.000       1.000       15.235        9.235
  7,386,039.02        9.339       8.316       360          355       6.270        3.000       1.000       15.380        9.339
 12,339,874.89        8.731       7.487       360          358       5.783        3.000       1.000       14.731        8.731
  1,662,887.66        9.090       8.010       360          356       6.009        3.000       1.000       15.090        9.090
 32,416,362.97        8.909       7.750       360          356       6.174        3.000       1.000       14.917        8.909
    755,565.93        8.990       8.007       360          356       6.321        3.000       1.000       14.990        8.990


               MONTHS UNTIL                  MONTHS TO
RATE CHANGE     NEXT RATE                     PREPAY.
  FREQUENCY    ADJUSTMENT                     PENALTY
 (IN MONTHS)      DATE          INDEX        EXPIRATION
-------------------------------------------------------
      6            177        LIBOR_6MO          33
     10             6         LIBOR_6MO          29
      6             21        LIBOR_6MO           0
      6             22        LIBOR_6MO          10
      6             21        LIBOR_6MO          21
      6             19        LIBOR_6MO          31
      6             19        LIBOR_6MO          55
      6             34        LIBOR_6MO           0
      6             32        LIBOR_6MO          16
      6             32        LIBOR_6MO          32
      6             32        LIBOR_6MO          56


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           Series 2002-HE1
================================================================================


                         GROUP B ASSUMED MORTGAGE POOLS

                        GROUP B FIXED RATE MORTGAGE LOANS

                                                                                                                   MONTHS TO
                       GROSS               NET                               ORIGINAL           REMAINING         PREPAYMENT
    CURRENT           MORTGAGE           MORTGAGE       ORIGINAL TERM       AMORTIZATION           TERM             PENALTY
    BALANCE             RATE               RATE          (IN MONTHS)       TERM (IN MONTHS)     (IN MONTHS)        EXPIRATION
-------------------------------------------------------------------------------------------------------------------------------
  1,030,299.47          7.342              5.789              180                 360                175              31
  3,943,625.05          6.739              5.526              180                 360                175              55
    382,745.29          7.900              7.377              180                 180                178               0
    662,676.59          8.471              6.918              180                 180                177              33
  1,191,273.37          8.063              6.510              360                 360                358               0
  1,143,168.86          8.309              6.756              360                 360                357               9
  4,082,566.15          8.648              7.519              360                 360                357              33
  3,773,232.87          6.830              5.605              360                 360                355              55


                     GROUP B ADJUSTABLE RATE MORTGAGE LOANS


                      GROSS       NET       ORIGINAL   REMAINING                INITIAL
    CURRENT         MORTGAGE    MORTGAGE    TERM (IN    TERM (IN     GROSS        RATE      PERIODIC      MINIMUM     MAXIMUM
    BALANCE           RATE        RATE       MONTHS)     MONTHS)    MARGIN     CHANGE CAP      CAP         RATE         RATE
--------------------------------------------------------------------------------------------------------------------------------
  327,506.00         8.750       7.197        360         355        6.000       2.000        2.000        14.750        8.750
15,264,238.90        8.583       7.300        360         357        5.628       3.000        1.000        14.607        8.583
 1,245,069.21        7.815       6.923        360         357        4.649       3.000        1.000        13.815        7.815
67,437,798.31        8.363       7.032        360         357        5.582       3.000        1.000        14.368        8.363
 1,058,454.78        9.353       8.155        360         356        5.746       3.000        1.000        15.009        9.353
  426,429.20         9.500       8.977        360         355        6.250       3.000        1.000        15.500        9.500
 4,884,915.95        7.720       6.341        360         356        5.174       3.000        1.000        13.720        7.720


               MONTHS UNTIL                  MONTHS TO
RATE CHANGE     NEXT RATE                     PREPAY.
  FREQUENCY    ADJUSTMENT                     PENALTY
 (IN MONTHS)      DATE          INDEX        EXPIRATION
-------------------------------------------------------
     12             7          LIBOR_6MO          0
      6            21          LIBOR_6MO          0
      6            21          LIBOR_6MO          9
      6            21          LIBOR_6MO         21
      6            20          LIBOR_6MO         32
      6            31          LIBOR_6MO          0
      6            32          LIBOR_6MO         31


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           Series 2002-HE1
================================================================================


                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

             AVAILABLE     AVAILABLE                    AVAILABLE     AVAILABLE                  AVAILABLE     AVAILABLE
 PAYMENT     FUNDS CAP     FUNDS CAP        PAYMENT     FUNDS CAP     FUNDS CAP      PAYMENT     FUNDS CAP     FUNDS CAP
   DATE        (1)(2)       (1)(3)            DATE        (1)(2)        (1)(3)         DATE        (1)(2)        (1)(3)
------------------------------------       ------------------------------------      -----------------------------------
 12/25/02      12.043       12.043          6/25/05       7.419        10.324        12/25/07       7.769        12.592
  1/25/03       7.381        7.381          7/25/05       7.669        10.688         1/25/08       7.524        12.190
  2/25/03       7.382        7.382          8/25/05       7.424        10.488         2/25/08       7.529        12.194
  3/25/03       8.173        8.173          9/25/05       7.426        11.191         3/25/08       8.054        13.039
  4/25/03       7.383        7.383         10/25/05       7.676        11.612         4/25/08       7.540        12.202
  5/25/03       7.630        7.630         11/25/05       7.430        11.238         5/25/08       7.797        12.614
  6/25/03       7.385        7.387         12/25/05       7.681        11.614         6/25/08       7.552        12.212
  7/25/03       7.632        7.635          1/25/06       7.435        11.258         7/25/08       7.810        12.624
  8/25/03       7.387        7.390          2/25/06       7.438        11.306         8/25/08       7.564        12.222
  9/25/03       7.388        7.391          3/25/06       8.238        13.293         9/25/08       7.571        12.228
 10/25/03       7.635        7.638          4/25/06       7.443        12.024        10/25/08       7.830        12.642
 11/25/03       7.390        7.393          5/25/06       7.694        12.425        11/25/08       7.584        12.240
 12/25/03       7.638        7.641          6/25/06       7.449        12.025        12/25/08       7.845        12.655
  1/25/04       7.393        7.395          7/25/06       7.700        12.427         1/25/09       7.599        12.254
  2/25/04       7.394        7.396          8/25/06       7.455        12.074         2/25/09       7.606        12.261
  3/25/04       7.905        7.908          9/25/06       7.458        12.077         3/25/09       8.430        13.583
  4/25/04       7.396        7.401         10/25/06       7.710        12.495         4/25/09       7.622        12.277
  5/25/04       7.644        7.649         11/25/06       7.465        12.094         5/25/09       7.885        12.695
  6/25/04       7.399        7.404         12/25/06       7.717        12.498         6/25/09       7.639        12.294
  7/25/04       7.647        7.707          1/25/07       7.472        12.097         7/25/09       7.903        12.713
  8/25/04       7.402        7.464          2/25/07       7.475        12.145         8/25/09       7.657        12.313
  9/25/04       7.403        9.585          3/25/07       8.281        13.449         9/25/09       7.666        12.323
 10/25/04       7.652        9.913          4/25/07       7.483        12.164        10/25/09       7.932        12.744
 11/25/04       7.407        9.594          5/25/07       7.737        12.571        11/25/09       7.686        12.344
 12/25/04       7.655        9.914          6/25/07       7.491        12.168        12/25/09       7.953        12.767
  1/25/05       7.410        9.612          7/25/07       7.745        12.576         1/25/10       7.707        12.367
  2/25/05       7.412        9.615          8/25/07       7.500        12.173         2/25/10         NA         12.379
  3/25/05       8.208       11.426          9/25/07       7.504        12.176
  4/25/05       7.415       10.323         10/25/07       7.759        12.585
  5/25/05       7.665       10.667         11/25/07       7.514        12.182


1. Available Funds Cap means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest due based on the net Mortgage Rates in effect on the related Due Date, divided by (y) the aggregate Certificate Principal Balance as of the first day of the applicable Accrual Period multiplied by 30 and divided by the actual number of days in the related Accrual Period.

2. Assumes no losses, 10% cleanup call, 23% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.38% and 1.44%, respectively.

3. Assumes no losses, 10% cleanup call, 23% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.38% and 20.00%, respectively.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           Series 2002-HE1
================================================================================


                         DISCOUNT MARGIN TABLE (TO CALL)

PREPAYMENT SPEED                    0%              80%              100%            150%             200%
================================================================================================================
A-1
 100.000 PRICE                      45               45               45              45               45
WAL                               19.58             3.28             2.56            1.49             0.96
PRINCIPAL WINDOW              Dec02 - Jun31    Dec02 - Dec11    Dec02 - Jan10    Dec02 - Apr07    Dec02 - Oct05
----------------------------------------------------------------------------------------------------------------
A-2
 100.000 PRICE                      45               45               45              45               45
WAL                               19.14             3.26             2.54            1.48             0.95
PRINCIPAL WINDOW              Dec02 - Jun31    Dec02 - Dec11    Dec02 - Jan10    Dec02 - Apr07    Dec02 - Sep05
----------------------------------------------------------------------------------------------------------------
M-1
 100.000 PRICE                     100              100              100              100              100
WAL                               26.26             5.91             4.79            3.88             2.96
PRINCIPAL WINDOW              Feb25 - Jun31    Dec05 - Dec11    Jan06 - Jan10    May06 - Apr07    Oct05 - Nov05
----------------------------------------------------------------------------------------------------------------
M-2
 100.000 PRICE                     200              200              200              200              200
WAL                               26.26             5.91             4.76            3.62             2.97
PRINCIPAL WINDOW              Feb25 - Jun31    Dec05 - Dec11    Dec05 - Jan10    Feb06 - Apr07    Nov05 - Nov05
----------------------------------------------------------------------------------------------------------------
B
 100.000 PRICE                     350              350              350              350              350
WAL                               25.85             5.33             4.31            3.31             2.97
PRINCIPAL WINDOW              Feb25 - Jun31    Dec05 - Dec11    Dec05 - Jan10    Dec05 - Apr07    Nov05 - Nov05
----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           Series 2002-HE1
================================================================================


                      DISCOUNT MARGIN TABLE (TO MATURITY)


PREPAYMENT SPEED                0%               80%              100%              150%             200%
================================================================================================================
A-1
 100.000 PRICE                  45                48               48                49               45
WAL                           19.63              3.58              2.8              1.65             0.96
PRINCIPAL WINDOW          Dec02 - Aug32     Dec02 - Aug22     Dec02 - Oct18    Dec02 - Jan13     Dec02 - Oct05
----------------------------------------------------------------------------------------------------------------
A-2
 100.000 PRICE                  45                48               48                49               45
WAL                           19.18              3.54             2.77              1.63             0.95
PRINCIPAL WINDOW          Dec02 - Jul32     Dec02 - Feb22     Dec02 - Apr18    Dec02 - Oct12     Dec02 - Sep05
----------------------------------------------------------------------------------------------------------------
M-1
 100.000 PRICE                 100               103               104              103               117
WAL                           26.38              6.44             5.22              4.15             4.54
PRINCIPAL WINDOW          Feb25 - May32     Dec05 - Jun17     Jan06 - Jun14    May06 - Feb10     Oct05 - Oct09
----------------------------------------------------------------------------------------------------------------
M-2
 100.000 PRICE                 200               205               205              204               221
WAL                           26.35              6.26             5.04              3.8              3.84
PRINCIPAL WINDOW          Feb25 - Mar32     Dec05 - Sep15     Dec05 - Jan13    Feb06 - Mar09     May06 - Apr07
----------------------------------------------------------------------------------------------------------------
B
 100.000 PRICE                 350               351               351              351               362
WAL                           25.86              5.36             4.33              3.32             3.22
PRINCIPAL WINDOW          Feb25 - Oct31     Dec05 - Dec12     Dec05 - Oct10    Dec05 - Oct07     Dec05 - May06
----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.